SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

                             Filed by Registrant [X]
                  Filed by Party other than the Registrant [ ]

                           Check the appropriate box:
                         [ ] Preliminary Proxy Statement
[ ]Confidential,for Use of the Commission Only (as permitted by Rule 14-6(e)(2))
                         [X] Definitive Proxy Statement
                     [ ] Definitive Additional Materials [ ]
             Soliciting Material Pursuant to Rule 14a-11(c) or Rule
                                     14a-12

                            Chartwell Re Corporation
                            ------------------------
                (Name of Registrant as Specified in its Charter)

            --------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)
                                -----------------

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1.  Title of each class of securities to which transaction applies:
     2.  Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     4.  Proposed maximum aggregate value of transaction:
     5.  Total fee paid:
[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as  provided  by  Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1.  Amount Previously Paid:
     2.  Form, Schedule or Registration Statement No.:
     3.  Filing Party:
     4.  Date Filed:

Chartwell Re Corporation
Four Stamford Plaza
P. O. Box 120043
Stamford, Connecticut 06912-0043
Tel: (203) 705-2500
Fax: (203) 705-2710









April 10, 1998


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Chartwell Re Corporation (the "Corporation") on Thursday, May 21, 1998 at 9:00 a.m. The Annual Meeting will be held at the offices of the Corporation located at Four Stamford Plaza, 107 Elm Street, 15th Floor, Stamford, Connecticut 06902.

         The official Notice of Annual Meeting, Proxy and Proxy Statement containing information about the matters to be acted upon at the Annual Meeting are enclosed. The matters listed in the Notice of Annual Meeting are described in detail in the Proxy Statement.

         The Board of Directors appreciates and encourages stockholder participation in the Corporation's affairs. Whether or not you plan to attend the Annual Meeting, please mark, sign, date and return the enclosed proxy promptly in the prepaid envelope provided in order to make certain that your shares will be represented at the Annual Meeting. If you attend the Annual Meeting, you may, of course, withdraw your earlier Proxy and vote in person.

         We sincerely hope that you will be able to attend the Annual Meeting. Members of the Board of Directors, other executives of the Corporation and I will be on hand to talk with you individually both before and after the Annual Meeting.

                                 Very truly yours,



                                 /S/ Richard E. Cole
                                 ------------------------
                                 Richard E. Cole
                                 Chairman and Chief Executive Officer

                            CHARTWELL RE CORPORATION
                 -----------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             to be held May 21, 1998
                 -----------------------------------------------


To the Stockholders of Chartwell Re Corporation:

         Notice is hereby given that the Annual Meeting of Stockholders of Chartwell Re Corporation, a Delaware corporation, will be held on Thursday, May 21, 1998, at 9:00 a.m. at the offices of the corporation located at Four Stamford Plaza, 107 Elm Street, 15th Floor, Stamford, Connecticut 06902, for the following purposes:

        1. To elect five persons to serve as Class III Directors until the Annual Meeting of Stockholders in 2001 or until their successors have been duly elected and qualified.

        2. To consider and vote upon a proposal to amend the Chartwell Re Corporation 1997 Omnibus Stock Incentive Plan to increase the aggregate number of shares of Common Stock reserved for issuance pursuant to the Plan.

        3. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

         These matters are more fully discussed in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on March 27, 1998 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. All stockholders, whether or not they expect to attend the Annual Meeting in person, are requested to mark, date, sign and return the enclosed proxy in the enclosed prepaid envelope.


                             By Order of the Board of Directors,


                            /s/ John V. Del Col
                            -------------------------
                            John V. Del Col
                            Vice President, General Counsel
                            and Secretary

Dated: April 10, 1998

                                 PROXY STATEMENT
                                       OF
                            CHARTWELL RE CORPORATION
                       Four Stamford Plaza, 107 Elm Street
                           Stamford, Connecticut 06902

Solicitation of Proxies
         The accompanying proxy is solicited from stockholders by the Board of Directors of Chartwell Re Corporation (the "Corporation") for use at the annual meeting of stockholders to be held on May 21, 1998 at 9:00 a.m. at the offices of the Corporation located at Four Stamford Plaza, 107 Elm Street, 15th Floor, Stamford, Connecticut 06902 (the "Annual Meeting"). When the enclosed proxy card is properly executed and returned, the shares represented will be voted by the proxyholders named on the card (the "Proxyholders") in accordance with the stockholder's directions. Stockholders are urged to indicate the way they wish to vote on each matter by marking the appropriate boxes on the card; if no choice is specified, the shares will be voted as recommended by the Board of Directors. This Proxy Statement, the accompanying form of proxy, the Corporation's 1997 Annual Report to Stockholders and the Corporation's Annual Report on Form 10-K for the year ended December 31, 1997 are first being sent to stockholders on or about April 10, 1998.

Voting Procedures
         Stockholders of record at the close of business on March 27, 1998 are entitled to notice of the Annual Meeting and to vote the shares held by him or her on that date at the Annual Meeting. Each share of common stock, par value $.01 per share (the "Common Stock"), is entitled to one vote upon each of the matters to be voted on at the Annual Meeting. As of March 27, 1998, a total of 9,623,653 shares of Common Stock of the Corporation were outstanding. There is no cumulative voting of Common Stock.

         Returning your completed proxy will not prevent you from voting in person at the Annual Meeting should you be present and wish to do so. Any stockholder executing a proxy may revoke such proxy at any time before it is actually voted on any matter by notifying the Secretary of the Corporation in writing at Four Stamford Plaza, P.O. Box 120043, Stamford, Connecticut 06912, by submitting a duly executed proxy bearing a later date, or by voting by ballot at the Annual Meeting, thereby canceling any proxy previously returned as to any matter voted on by ballot.

Quorum and Votes Required
         The presence, in person or by proxy, of a majority in number of the outstanding shares of Common Stock as of the record date constitutes a quorum and is required in order for the Corporation to conduct business at the Annual Meeting. Under the General Corporation Law of the State of Delaware abstaining votes and broker non-votes are both deemed to be present for purposes of determining whether a quorum is present at a meeting but are not deemed to be votes duly cast on a particular proposal. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner. Shares with respect to which a stockholder has abstained from voting (but not broker non-votes) are considered present at the meeting for purposes of determining if the Corporation has obtained the requisite vote on a particular matter. Consequently, an abstention will have the same effect as a negative vote on a particular matter, but a broker non-vote will have no effect on the vote.

         Directors of the Corporation must be elected by a plurality of the vote of the shares present in person or represented by proxy at the Annual Meeting. This means that (i) the director nominees (up to the number of directors to be elected) receiving the highest number of affirmative votes will be elected, (ii) only shares voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality and (iii) shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

         With respect to the other matters submitted to the stockholders for a vote, the affirmative vote of the holders of at least a majority of the shares present in person or represented by proxy at the Annual Meeting for a particular proposal is required for such proposal to become effective.

                              ELECTION OF DIRECTORS

                 Your Board of Directors Recommends a Vote "For"
                     the Nominees for Election as Directors

         The Corporation's Certificate of Incorporation and Bylaws provide for the election of directors by the stockholders. As permitted by Delaware law, the Board of Directors is divided into three classes (Classes I, II and III) as nearly equal in number as possible. The terms of office of the members of one class expire and a successor class is elected at each annual meeting of stockholders. Vacancies in directorships (including vacancies resulting from resignations and newly created directorships) may be filled, until the expiration of the term of the vacated directorship and until a successor is elected and qualified, by the vote of a majority of the directors then in office.

         At this Annual Meeting, the terms of office of the Class III directors will terminate; therefore, the Board of Directors has nominated Messrs. Bonneau, DeMichele, Feldman, Green and S. Richardson (all of whom are also presently serving on the Board) for re-election as Class III directors, to serve three-year terms until the Annual Meeting of Stockholders is held in 2001 or until their successors have been duly elected and qualified. It is intended that proxies will be voted in favor of these persons. If, for any reason, any of the nominees is not able or willing to serve as a director when the election occurs (a situation which is not presently contemplated), it is intended that the proxies will be voted for the election of a substitute nominee in accordance with the judgment of the Proxyholder.

Class III: Directors Standing for Re-election

         Jacques Q. Bonneau, 43, has been a director of the Corporation since February 1994 and has served as Senior Executive Vice President and Chief Underwriting Officer since February 1997. From March 1993 until February 1997, Mr. Bonneau served as Executive Vice President and Chief Underwriting Officer of the Corporation. From October 1990, when he joined the Corporation and established Specialty Accounts, to March 1993, Mr. Bonneau was a Senior Vice President of the Corporation. Mr. Bonneau managed the Special Treaty and Program Department of Trenwick Group, Inc. ("Trenwick") from June 1988 to October 1990, and served as a director of Trenwick America Reinsurance Company. Prior to June 1988, he was a Vice President and manager of the Special Treaty and Program Department of Trenwick.

          Robert M. DeMichele, 53, has been a director of the Corporation as well as a director, Chief Executive Officer and President of Lexington Global Asset Managers, Inc. ("Lexington") since December 13, 1995. From 1982 until December 13, 1995, Mr. DeMichele served as President, Chief Executive Officer and a director of Piedmont Management Company Inc. ("Piedmont"). He also served as President and Chief Operating Officer of The Reinsurance Corporation of New York ("RECO") from 1985 until December 13, 1995. Mr. DeMichele also serves as a director of The Navigators Group, Inc., Vanguard Cellular Systems, Inc. ("Vanguard") and Lexington Global Asset Managers, Inc.

         Greg S. Feldman, 41, has been a director of the Corporation since 1992 and is a Managing Partner of Wellspring Capital Management LLC, a New York investment firm. From 1990 to 1994, Mr. Feldman was with EXOR America Inc., where he was a Vice President. From 1988 to 1990, Mr. Feldman was a Vice President of Clegg Industries, Inc., an investment firm.

         Stephen L. Green, 47, has been a director of the Corporation since 1992 and has been a General Partner of Canaan Partners since 1992. From 1973 to 1992, Mr. Green held a variety of financial positions with General Electric Company. He is also Chairman of Chartwell Advisers Limited ("Chartwell Advisers") and a director of Alarmguard Holdings, Inc., Advance Paradigm, Inc. and Suiza Foods Corporation.

         Stuart Smith Richardson, 51, has been a director of the Corporation since December 13, 1995. Prior to December 13, 1995, Mr. Richardson had been a director of Piedmont since 1983 and was Vice Chairman of Piedmont since 1986. He is also Chairman of Lexington and Chairman of Vanguard. Stuart Smith Richardson is the cousin of Lunsford Richardson, Jr., a Class II director.

For information with respect to arrangements relating to the election of certain directors, see "Certain Relationships and Related Transactions."

Class I: Term Expires in 1999

         David J. Callard, 59, has been a director of the Corporation since 1992 and has been President of Wand Partners Inc. since December 1990. From November 1989 until he joined Wand in September 1990, Mr. Callard was a financial advisor to several corporations. For 17 years prior thereto, he held several senior positions with Alex. Brown & Sons, an investment bank, including, from 1984, the positions of director and managing director. Mr. Callard is also a director of Waverly, Inc., Panorama Trust and Information Management Associates, Inc.

         Richard E. Cole, 58, became Chairman of the Board of Directors of the Corporation in March 1993 and has served as Chief Executive Officer and a director of the Corporation since July 1990. From July 1990 to March 1993, Mr. Cole also served as President of the Corporation. From October 1988 to July 1990, Mr. Cole was engaged as a principal in various entrepreneurial activities outside of the insurance and reinsurance industries. Prior to October 1988, Mr. Cole was President of Cole, Booth, Potter (formerly Sten-Re Cole & Associates, Inc.), a reinsurance brokerage firm focusing on specialty lines reinsurance and reinsurance for regional companies.

         Frank E. Grzelecki, 60, has been a director of the Corporation since March 1994 and has been Vice Chairman of Handy & Harman since 1997. He has been a director of Handy & Harman since prior to 1989, was President and Chief Operating Officer of Handy & Harman from 1992 to 1997 and was Vice Chairman of Handy & Harman from 1989 to 1992. Mr. Grzelecki is also a director of Spinnaker Industries Inc., Morgan Group Inc., and Barnes Group Inc.

          William R. Miller, 67, has been a director of the Corporation since December 13, 1995. From 1994 until December 13, 1995, Mr. Miller had been a director of Piedmont. He was President and Chief Executive Officer of Winterthur U.S. Holdings from 1981 until 1990. Mr. Miller is also a director of Lexington. He is currently retired.

Class II: Term Expires in 2000

         Steven J. Bensinger, 43, has served as President of the Corporation since March 1993 and as director of the Corporation since February 1994. From February 1991 to November 1992, Mr. Bensinger was President and Chief Operating Officer of Skandia America Reinsurance Corporation ("Skandia America"). From prior to 1988 to February 1991, Mr. Bensinger was Skandia America's Chief Financial Officer. Prior to joining Skandia America, he was a partner with the international accounting and consulting firm of Coopers & Lybrand, L.L.P.

          Lunsford Richardson, Jr., 73, has been a director of the Corporation since December 13, 1995. From 1968 until December 13,1995, Mr. Richardson had been a director of Piedmont and the Chairman of RECO. Mr. Richardson is also the Chairman of Richardson Corporation of Greensboro and Vice Chairman of Lexington. Lunsford Richardson, Jr. is the cousin of Stuart Smith Richardson, a Class III director standing for re-election.

          John Sagan, 77, has been a director of the Corporation since 1992 and has been President of Sagan Associates, a financial advisory service firm, since 1986. Prior to that time he was Vice President and Treasurer of Ford Motor Company. Mr. Sagan is also a director of Telident Inc. and SBCM Derivative Products Ltd.

         Stephen L. Wenman, 50, has been a director of the Corporation since May 1997 and Chief Executive Officer of Archer Group Holdings plc, a subsidiary of the Corporation, since March 1997. He was Chairman of Special Risk Services Group from January 1988 to October 1995 and Executive Director of Willis Faber & Dumas Ltd., in London from March 1984 to December 1987.

                                  AMENDMENT OF
                          THE CHARTWELL RE CORPORATION
                        1997 OMNIBUS STOCK INCENTIVE PLAN

          Your Board of Directors Recommends a Vote "For" This Proposal

Proposed Amendment
         The Board of Directors has approved and recommends that you vote to approve an amendment to the Chartwell Re Corporation 1997 Omnibus Stock Incentive Plan (the "Plan") to increase the aggregate number of shares of Common Stock subject to awards under the Plan by 300,000 shares.

Purpose of Amendment
         The Board of Directors believes that the Plan promotes the interests of the Corporation and the stockholders of the Corporation by providing officers and other employees of the Corporation (including directors who are also employees of the Corporation) with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Corporation and to acquire a proprietary interest in the long-term success of the Corporation thereby aligning their interest more closely with the interest of the stockholders. An aggregate of 607,000 shares of Common Stock are subject to awards under the Plan, subject to adjustment as described below. As of March 31, 1998, the number of shares subject to award and available for grant under the plan is only 126,000 shares. The Board of Directors believes that the number of shares remaining in the Plan is insufficient to insure the continued success of the Plan over its term. With the amendment, the aggregate number of shares subject to award and available for grant will be 426,000. The Board believes that the amendment will assure that the Plan has adequate shares to fulfill its goals for the foreseeable future.

         A summary description of the Plan is set forth below. A copy of the Plan was filed as Exhibit A to the Corporation's definitive Proxy Statement on
Schedule 14A filed with the Securities and Exchange Commission (the "SEC") on April 11, 1997 and is incorporated herein by reference. Attached as Exhibit A hereto is a copy of the amended section of the Plan marked to show the amendment. Capitalized terms used herein will, unless otherwise defined, have the meanings assigned to them in the text of the Plan.

Summary of Terms
         The Plan is the successor plan to the 1993 Stock Option Plan. An aggregate of 607,000 shares of Common Stock are subject to awards under the Plan, subject to adjustment as described below. Such shares may be authorized and unissued shares, treasury shares or shares acquired by the Corporation for purposes of the Plan. Generally, shares subject to an award that remain unissued upon expiration or cancellation of the award will be available for other awards under the Plan. The total number of shares of Common Stock subject to awards (including awards paid in cash but denominated in shares of Common Stock) granted to any Participant in the Omnibus Plan during any taxable year of the Corporation will not exceed 300,000. In the event that the Compensation Committee of the Board of Directors (the "Committee") determines that any dividend or other distribution, stock split, recapitalization, reorganization, merger or other similar corporate transaction or event affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee will make such equitable changes or adjustments as it deems necessary to the aggregate number of shares available under the Plan, the limit on individual awards, the number of shares subject to each outstanding award, and the exercise price of each outstanding option or stock appreciation right.

         Awards under the Plan may be made in the form of (i) Incentive Stock Options, (ii) Non-Qualified Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock, (v) Phantom Stock and (vi) Stock Bonuses. Awards may be granted to such officers and other employees of the Corporation and its subsidiaries (including employees who are directors) as the Committee shall, in its discretion, select. To date, only Non-Qualified Stock Options have been awarded under the Plan.

         The Plan is administered by the Committee which, at all times, consists of two or more persons each of whom is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and a non-employee director within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee is authorized, among other things, to construe, interpret and implement the provisions of the Plan, to select the persons to whom awards will be granted, to determine the terms and conditions of such awards and to make all other determinations deemed necessary or advisable for the administration of the Plan.

Awards under the Plan
         Stock Options. Unless the Committee expressly provides otherwise, an option will not be exercisable prior to one year after the date of grant and will become exercisable as to 25% of the shares subject thereto on each of the first through fourth anniversaries of the grant. The Committee will determine each option's expiration date; provided, however, that no incentive stock option may be exercised more than ten years after the date of grant. The purchase price per share payable upon the exercise of an option (the "option exercise price") will be established by the Committee, but may be no less than the Fair Market Value of a share of Common Stock on the date of grant. The option exercise price is payable (i) in cash, by certified check, bank cashier's check or wire transfer, (ii) by delivering instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the full amount of the Purchase Price, (iii) by delivering shares of Common Stock owned by the Participant with appropriate stock powers, (iv) by electing to have the Corporation retain shares of Common Stock which would otherwise be issued on the exercise of the Option, (v) any combination of the foregoing forms or (vi) by such other payment method as the Committee may prescribe.

         Stock Appreciation Rights. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted independently of any option will be subject to the same vesting rules as described above for options. A stock appreciation right granted in tandem with any stock option will be exercisable only when and to the extent the option to which it relates is exercisable. The grantee of a stock appreciation right has the right to surrender the stock appreciation right and receive from the Corporation, in cash, an amount equal to the excess of the Fair Market Value of a share of Common Stock over the exercise price of the stock appreciation right for each share of Common Stock in respect of which such stock appreciation right is being exercised.

         Restricted Stock. The Committee may grant restricted shares of Common Stock to such persons, in such amounts, and subject to such terms and conditions (including the attainment of performance goals) as the Committee shall determine in its discretion. Awards of Restricted Stock granted to Executive Officers of the Corporation will be contingent on the attainment by the Corporation or a subsidiary of the Corporation, if applicable, of one or more pre-established performance goals (the "Performance Goals") established by the Committee. The Performance Goals may be based on the attainment by the Corporation (and/or its subsidiaries, if applicable) of any one or more of the following criteria: (i) a specified percentage return on total stockholder equity of the Corporation; (ii) a specified percentage increase in earnings per share of Common Stock; (iii) a specified percentage increase in net income of the Corporation; and (iv) a specified percentage increase in profit before taxation of the Corporation.

         Phantom Stock. The Committee may grant shares of Phantom Stock to such persons, in such amounts, and subject to such terms and conditions (including the attainment of performance goals) as the Committee shall determine in its discretion. If the requirements specified by the Committee are met, the grantee of such an award will receive a cash payment equal to the Fair Market Value of the shares covered thereby plus the dividends that would have been paid on such shares had they actually been outstanding following the grant date. Awards of Phantom Stock granted to Executive Officers of the Corporation will be contingent on the attainment by the Corporation or a subsidiary of the Corporation, if applicable, of any one or more of the Performance Goals noted above.

         Stock Bonus. The Committee may grant bonuses comprised of shares of Common Stock free of restrictions to such persons, in such amounts, as the Committee shall determine in its discretion. No Executive Officer shall be eligible to receive a Stock Bonus under the Plan unless a prior determination of eligibility is made by the Committee.

         The Board may suspend, discontinue, revise, terminate or amend the Plan at any time, provided, however, that stockholder approval will be obtained if and to the extent that the Board deems it appropriate to satisfy Section 162(m) of the Code.

         In the event of a Change in Control, all outstanding awards will become fully vested and/or immediately exercisable.

Plan Benefits
         Inasmuch as awards under the Plan are granted at the sole discretion of the Committee and that performance goal criteria may vary from year to year and from Participant to Participant, the Corporation cannot now determine the exact number of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Phantom Stock and Stock Bonuses to be granted in the future to the executive officers named under the "Executive Officer Compensation - Summary Compensation Table" below, to all current executive officers as a group, or to all employees (including executive officers). See "Executive Officer Compensation - Option Grants in Last Fiscal Year" below for the number of options granted under the Plan and its predecessor stock option plan to the executive officers named in the Summary Compensation Table in the year ended December 31, 1997. During the year ended December 31, 1997, options to purchase 169,000 shares of Common Stock were granted to all current executive officers as a group.

Certain Federal Income Tax Consequences
         The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to awards under the Plan in effect at this time. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

         Non-Qualified Stock Options. An optionee will not recognize any taxable income upon the grant of a Non-Qualified Stock Option. The Corporation will not be entitled to a tax deduction with respect to the grant of a Non-Qualified Stock Option. Upon exercise of a Non-Qualified Stock Option, the excess of the Fair Market Value of the Common Stock on the exercise date over the option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. The Corporation will generally be entitled to a tax deduction at such time in the amount of such compensation income. The optionee's tax basis for the Common Stock received pursuant to the exercise of a Non-Qualified Stock Option will equal the sum of the compensation income recognized and the exercise price.

         In the event of a sale of Common Stock received upon the exercise of a Non-Qualified Stock Option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such Common Stock is more than one year.

         Incentive Stock Options. An optionee will not recognize any taxable income at the time of grant or timely exercise of an Incentive Stock Option and the Corporation will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an Incentive Stock Option may, however, give rise to taxable compensation income subject to applicable withholding taxes, and a tax deduction to the Corporation, if the Incentive Stock Option is not exercised or if the optionee subsequently engages in a "disqualifying disposition," as described below.

         A sale or exchange by an optionee of shares acquired upon the exercise of an Incentive Stock Option more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the Incentive Stock Option will result in any difference between the net sale proceeds and the exercise price being treated a long-term capital gain (or loss) to the optionee. If such sale or exchange takes place within two years after the date of grant of the Incentive Stock Option or within one year from the date of transfer of the Incentive Stock Option shares to the optionee, such sale or exchange will generally constitute a "disqualifying disposition" of such shares that will have the following results: any excess of (i) the lesser of (a) the Fair Market Value of the shares at the time of exercise of the Incentive Stock Option and (b) the amount realized on such disqualifying disposition of the shares over (ii) the option exercise price of such shares, will be ordinary income to the optionee, subject to applicable withholding taxes, and the Corporation will be entitled to a tax deduction in the amount of such income. Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction by the Corporation.

         Restricted Stock. A grantee will not recognize any income upon the receipt of Restricted Stock unless the holder elects under Section 83(b) of the Code, within thirty days of such receipt, to recognize ordinary income in an amount equal to the Fair Market Value of the Restricted Stock at the time of receipt. If the election is made, the holder will not be allowed a deduction for amounts subsequently required to be returned to the Corporation. If the election is not made, the holder will generally recognize ordinary income, on the date that the restrictions to which the Restricted Stock are subject are removed, in an amount equal to the Fair Market Value of such shares on such date, less any amount paid for the shares. At the time the holder recognizes ordinary income, the Corporation generally will be entitled to a deduction in the same amount.

         Generally, upon a sale or other disposition of Restricted Stock with respect to which the holder has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the holder's basis in such shares. Such gain or loss will be long-term capital gain or loss if the holding period for such shares is more than one year.

         Other Awards. The grant of a Stock Appreciation Right or Phantom Stock award will not result in income for the grantee or in a tax deduction for the Corporation. Upon the settlement of such a right or award, the grantee will recognize ordinary income equal to the aggregate value of the payment received, and the Corporation generally will be entitled to a tax deduction in the same amount. A Stock Bonus generally will result in compensation income for the grantee and a tax deduction for the Corporation, equal to the Fair Market Value of the shares of Common Stock granted.

                                 OTHER BUSINESS

         The Board of Directors of the Corporation does not intend to present, and does not have any reason to believe that others intend to present, any matter of business at the Annual Meeting other than that set forth in the accompanying Notice of Annual Meeting of Stockholders. However, if other matters properly come before the Annual Meeting, it is the intention of the Proxyholders to vote any proxies in accordance with their judgment.

              CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

Attendance
         In 1997, the Board of Directors held four (4) regularly scheduled meetings and two (2) special meetings. All of the directors attended at least 75% of the meetings of the Board of Directors and of the committees of Board of Directors on which they served except Directors Feldman and Miller who attended 66% of such meetings. Mr. Feldman did, however, attend at least 75% of the regularly scheduled meetings of the Board of Directors and committee meetings of which he was a member. The Corporation considers attendance at meetings to be only one measure of a Director's contribution to the Corporation. Directors also fulfill their responsibilities by rendering advice in informal consultations with executive officers of the Corporation.

Committees of the Board of Director
        The Board of Directors has four committees: the Audit Committee, the Compensation Committee, the Corporate Finance Committee and the Nominating Committee. All of the committees are comprised of non-employee directors. Some of the director's committee assignments were amended, effective October 10, 1997, to reflect the resignation of Bruce W. Schnitzer from the Board of Directors. Until his resignation. Mr. Schnitzer served on the Nominating Committee and was Chairman of the Corporate Finance Committee.

         The Audit Committee recommends an accounting firm to serve as the Corporation's independent auditors, reviews the independence of such auditors, reviews the audit reports prepared by such auditors, reviews the Corporation's accounting and financial reporting practices and reports its findings and recommendations to the Board of Directors for appropriate action. From January 1, 1997 through October 10, 1997, the Audit Committee was comprised of Messrs. Sagan (Chairman), Feldman and Miller. Commencing October 10, 1997 the Audit Committee is comprised of Messrs. Sagan (Chairman), Miller and L. Richardson, Jr. The Audit Committee met twice during 1997.

         The Compensation Committee supervises the Corporation's compensation policies including the establishment of compensation and bonuses for executive officers, monitors the compensation arrangements of other management employees for consistency with corporate objectives and to enhance stockholder value and approves significant changes in salaried employee benefits. The Compensation Committee, which is comprised of Messrs. Grzelecki (Chairman), Callard and S. Richardson, met four times during 1997.

         The Corporate Finance Committee reviews and monitors the financial affairs of the Corporation including its investment strategy, financing activities and mergers and acquisitions strategy. From January 1, 1997 through October 10, 1997, the Corporate Finance Committee, was comprised of Messrs.
Schnitzer (Chairman), DeMichele, Green, and L. Richardson, Jr. Commencing October 10, 1997, the Corporate Finance Committee is comprised of Messrs. DeMichele (Chairman), Feldman and Green. The Corporate Finance Committee met five times during 1997.

         The Nominating Committee recommends board committee structure, establishes criteria for the selection of directors, reviews the performance of each director and proposes nominees for election to the Board of Directors. This committee considers nominations for directors received from other directors, stockholders and management. In order for the Nominating Committee to consider stockholder nominations, such nominations must be submitted in writing and must be received by the Secretary of the Corporation not less than sixty (60) nor more than ninety (90) days prior to an Annual Meeting. The notice of nomination must include the information concerning the nominee that must be disclosed about nominees for election as directors in proxy solicitations prepared in accordance with Regulation 14A under the Exchange Act. The notice must be accompanied by the written consent of each proposed nominee to serve as a director of the Corporation if so elected. From January 1, 1997 through October 10, 1997, the Nominating Committee was comprised of Messrs. Green (Chairman), DeMichele and Schnitzer. Commencing October 10, 1997, the Nominating Committee is comprised of Messrs. Green (Chairman), DeMichele and Grzelecki. The Nominating Committee met once during 1997.

Director Compensation
              Each director who is not an employee of the Corporation received an annual retainer of $20,000 in 1997. Each director serving as chairman of a committee of the Board received additional committee chairman compensation of $1,000 per year. Certain directors' annual compensation includes a pro rata payment reflecting such director's assumption, in October 1997, of the responsibility of chairman of a committee of the Board. In addition, directors received reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors and committees thereof. Directors who were employees of the Corporation did not receive any fees for serving on the Board of Directors or for committee service in 1997. On May 22, 1997, pursuant to the terms of the 1996 Non-Employee Director Stock Option Plan, all non-employee directors were granted options to purchase 1,000 shares of Common Stock at an exercise price of $27.875 per share.

Section 16(a) Compliance
         Section 16(a) of the Exchange Act requires certain officers and directors and persons who own more than 10% of the Corporation's Common Stock to report to the SEC their ownership and changes in ownership of the Corporation's Common Stock and other equity securities on Forms 3, 4, and 5. The Corporation has adopted procedures to assist its officers and directors in complying with these requirements which include assisting them in preparing forms for filing.

              Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Corporation during 1997 and Forms 5 for the year ended December 31, 1997, the Corporation believes that all Section 16(a) filing requirements have been complied with for all Section 16 officers except as follows: the Form 5s for the year ended December 31, 1997 reporting two separate option grants to each of Messrs. Bensinger, Bonneau, Cole, Giordano, Hayes and Meyers and one option grant to Mr. Wenman were filed with the SEC on March 17, 1998.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information with respect to beneficial ownership of the Common Stock based on publicly available information as of February 28, 1998 by: (i) each person who is the beneficial owner of more than 5% of any class of the Corporation's Common Stock; (ii) all directors of the Corporation and nominees for director; (iii) the Chief Executive Officer of the Corporation and the four other most highly compensated executive officers of the Corporation in 1997; and (iv) all directors and executive officers of the Corporation as a group.

                                                            Percent of
                                             Number of        Common
 Name of Beneficial Owner                     Shares           Stock
 ------------------------                    ----------     -----------

Wand/Chartwell Investments L.P. (1)           1,027,011         10.4%
    c/o Wand Partners, Inc.
    30 Rockefeller Plaza, Suite 3226
    New York, NY 10012
-------------------------------------
Firstar Investment Research &                   622,200          6.5%
 Management
    777 East Wisconsin Avenue
    Suite 1899
    Milwaukee, WI 53201
-------------------------------------
Siegler, Collery & Company                      521,100          5.4%
   712 Fifth Avenue
   19th Floor
   New York, NY 10019
-------------------------------------
Waddell & Reed, Inc.                            500,000          5.2%
   6300 Lamar Avenue
   Shawnee Mission, KS 66202
-------------------------------------
Stuart Smith Richardson (3)                     658,584          6.8%
   32 Bibbins Road
    Easton, CT 06612
-------------------------------------
Richard E. Cole (4)                             186,499          1.9%
Steven J. Bensinger                             127,070          1.3%
Jacques Q. Bonneau                              122,720          1.3%
Lunsford Richardson, Jr. (5)                     90,990           *
Michael H. Hayes (4)                             77,202           *
David J. Callard (1)                             52,309           *
Robert M. DeMichele                              21,035           *
John Sagan (6)                                   15,885           *
Stephen L. Green (7)                              5,000           *
Stephen L. Wenman                                 5,000           *
William R. Miller                                 4,500           *
Greg S. Feldman                                   3,000           *
Frank Grzelecki                                   3,000           *
All executive officers and directors as a     1,474,741         14.5%
group (18 persons) (4)
----------------------
*Less than 1%

(1) 797,926 shares of the Corporation's Common Stock are owned of record by Wand/Chartwell Investments L.P. (the "Partnership") and 46,608 shares of the Corporation's Common Stock are issuable to the Partnership upon the exercise of warrants owned by the Partnership. Further, 182,477 shares of the Corporation's Common Stock are issuable to Wand Partners (Chartwell) L.P. ("Wand (Chartwell)") upon the exercise of warrants held by Wand (Chartwell). Mr. Callard, a director of the Corporation, owns of record 34% of the outstanding shares of common stock of Wand Partners Inc. ("Wand"), which is the general partner of Wand (Chartwell), the general partner of the Partnership. As such, Mr. Callard shares with the other shareholder of the general partner, investment and voting power with respect to, and may be deemed to be the beneficial owner of, the Common Stock and the warrants owned by the Partnership and Wand (Chartwell), respectively. Mr. Callard owns 2.1138% of the limited partnership interests in the Partnership and Wand owns 50% of the limited partnership interests in Wand (Chartwell). Except as stated in the preceding sentence, Mr. Callard disclaims beneficial ownership of the Corporation's Common Stock and the warrants owned by the Partnership and Wand (Chartwell). Share ownership for Mr. Callard shown in the chart represents his pro rata ownership interest in the Corporation's Common Stock and the warrants held by the Partnership and Wand (Chartwell), respectively.
(2)  Torchmark  Corporation,  Liberty  National Life Insurance  Company,  United
     Investors Management Company, Waddell & Reed Financial Services, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company and Waddell & Reed Asset Management Company (collectively, the "Filing Persons"), are parties to an agreement, dated February 9, 1996, pursuant to which they agreed to file jointly all required Schedule 13Gs and amendments thereto as required by Rule 13d-1 and Rule 13d-2 promulgated under the Exchange Act relating to the aggregate ownership by each of the Filing Persons of any voting equity security of a class which is registered pursuant to Section 12 of the Exchange Act.
(3) These shares include shares of various trusts of which Mr. Richardson is a trustee and exercises shared voting and investment power with respect to such shares. Mr. Richardson has sole voting and investment power with respect to 253,886 shares of the Corporation's Common Stock. Mr. Richardson is a Richardson Stockholder; see "Certain Relationships and Related Transactions."

(4) Includes, with respect to each of the officers indicated, the following numbers of options exercisable within 60 days of the date hereof: Mr. Cole 158,700; Mr. Bensinger 119,900; Mr. Bonneau 109,800; Mr. Hayes 71,380 and
     Mr. Wenman 5,000. With respect to all executive officers and directors as a group, includes an aggregate of 566,060 options exercisable within 60 days of the date hereof, 4,481 warrants held by Mr. Sagan and includes 656,584 shares held by Stuart Smith Richardson, a director of the Corporation. See footnote 3 above.
(5) Mr. Richardson may be deemed to be a control person of the Corporation (other than solely by reason of being a director of the Corporation) according to the rules of the SEC. Mr. Richardson is a Richardson Stockholder; see "Certain Relationships and Related Transactions."
(6) Includes 4,481 shares of the Corporation's Common Stock issuable upon the exercise of the warrants owned by Mr. Sagan, a director of the Corporation.
(7) Mr. Green, a director of the Corporation, is a general partner of Canaan Partners, the ultimate general partner of Canaan Capital Offshore Limited Partnership C.V. ("CCLP") and Canaan Capital Limited Partnership. 178,127 shares of the Corporation's Common Stock and warrants to purchase 11,112 additional shares are owned of record by CCLP and 21,343 shares of the Corporation's Common Stock and warrants to purchase 1,331 additional shares are owned of record by Canaan Capital Limited Partnership. The other general partners of Canaan Partners are Harry T. Rein, James J. Fitzpatrick, Deepak Kamra, Gregory Kopchinsky, Robert J. Migliorino and
     Eric A. Young. As such, Messrs. Green, Rein, Fitzpatrick, Kamra, Kopchinsky, Migliorino and Young share investment and voting power with respect to and may be deemed to be the beneficial owners of the Corporation's Common Stock held by Canaan Partners.

              CERTAIN INFORMATION REGARDING THE EXECUTIVE OFFICERS

Executive Officers
         The following table provides information as of the date of this Proxy Statement regarding the executive officers of the Corporation. Biographical information for each of the individuals set forth in the table is presented immediately following the table.

    Name                 Age             Title
    ----                 ---             -----

Richard E. Cole          58       Chairman and Chief Executive Officer
Steven J. Bensinger      43       President
Jacques Q. Bonneau       43       Senior Executive Vice President,
                                      Chief Underwriting Officer
James A. Giordano        45       Executive Vice President
Michael H. Hayes         44       Executive Vice President
Charles E. Meyers        48       Senior Vice President, Chief Financial Officer
John V. Del Col          36       Vice President, General Counsel and Secretary

         Richard E. Cole
              See, Proposal Number 1 - Election of Directors

         Steven J. Bensinger
              See, Proposal Number 1 - Election of Directors

         Jacques Q. Bonneau
              See, Proposal Number 1 - Election of Directors

         James A. Giordano, head of Regional Accounts and Marine & Aviation Accounts, has served as an Executive Vice President of the Corporation since February 1997 and, prior thereto, as Senior Vice President since April 1990. From December 1985 to April 1990, Mr. Giordano served as a Vice President of the Corporation. Mr. Giordano has been a Director of Chartwell Advisers since December 1996.

          Michael H. Hayes, head of Global Accounts, has served as an Executive Vice President of the Corporation since March 1990. Since September 1993, Mr. Hayes has been Managing Director of Chartwell Advisers. From October 1988 to March 1990, Mr. Hayes served as Senior Vice President of the Corporation. Prior to October 1988, Mr. Hayes was a Vice President of Trenwick, where he was responsible for Trenwick's treaty operations.

         Charles E. Meyers has served as Senior Vice President and Chief Financial Officer of the Corporation since October 1994. Prior to October 1994, Mr. Meyers served as Senior Vice President and Treasurer of the Corporation from August 1990 to October 1993 when he became Senior Vice President, Treasurer and Chief Financial Officer of the Corporation. In addition, he served as Secretary of the Corporation from July 1990 to October 1993. Prior thereto, he was Vice President, Accounting and Finance of the Corporation from October 1988 to August 1990 and Assistant Vice President, Accounting and Finance from prior to October 1988.

          John V. Del Col has served as Vice President, General Counsel and Secretary since January 1998. From July 1994 until December 1997, Mr. Del Col was the Deputy General Counsel and Assistant Secretary at MeesPierson Holdings Inc., a Dutch merchant bank. From November 1991 until July 1994, Mr. Del Col was an associate in the law firm LeBoeuf, Lamb, Greene & MacRae. Prior thereto, Mr. Del Col was an associate in the law firm Sullivan & Cromwell.

Employment Arrangements
         On December 31, 1997, the Corporation amended the employment agreements with Messrs. Cole, Bensinger, Bonneau and Hayes (as amended, the "Employment Agreements") extending the term of each agreement from December 31, 1997 to December 31, 1998. The Employment Agreements provide for annual base salaries
(which may be increased at the discretion of the Corporation's Board of Directors) of $425,000, $375,000, $300,000 and $225,000, respectively, during
1998. Under the terms of the Employment Agreements, bonus awards will be payable to these employees, at the sole discretion of the Corporation's Board of Directors, in an amount of 0-50% of base salary if annual results are less than the Corporation's business plan for such year and 50-100% of base salary if results equal or exceed such annual plan.

         Messrs. Cole, Bensinger, Bonneau and Hayes will also receive a supplement to the Corporation's Section 401(k) Plan payable at the earlier of age 65 or employment termination. The supplement will be equal to the aggregate contributions made with respect to the employee to a trust established by the Corporation. Annual contributions to the trust will equal 20% of the year's base salary for Mr. Cole and 13.5% of salary for Messrs. Bensinger, Bonneau and Hayes. The employees will also be provided with certain other benefits and perquisites pursuant to the Employment Agreements.

         Upon a termination of the employee's employment by the Corporation without "Cause" or by the employee for "Good Reason" (each as defined in the Employment Agreements), the Corporation will be obligated to pay the employee's base salary for three years and maintain certain benefits for two years. If such termination occurs following a "Change in Control" as defined in the Employment Agreements, a lump sum payment will be made equal to the amount described in the immediately preceding sentence plus an amount equal to the annual bonus received by the employee for the fiscal year immediately preceding the Change of Control or the "Date of Termination" (as defined in the Employment Agreement) whichever is greater.

         In the event any payments to an employee under the Employment Agreements are subject to an excise tax under Section 4999 of the Code, the Corporation will reimburse the employee so that the employee will retain an after-tax benefit as if the excise tax had not been incurred; provided, however, that in the event a Change in Control triggers a lump sum payment to the employee as described in the preceding paragraph, the employee's lump sum payment shall include only that portion of the bonus which would not result in the assessment of an excise tax.

         Each employee is subject under the terms of his Employment Agreement to a non-competition provision during the term of his employment and for up to one year thereafter under certain circumstances and to ongoing confidentiality obligations. Although there is no obligation to mitigate severance benefits, certain amounts received from a new employer will reduce the Corporation's obligations under the Employment Agreements.

         On March 20, 1997, Archer Group Management Services Limited, a subsidiary of the Corporation, entered into an employment agreement with Stephen
L. Wenman pursuant to which Mr. Wenman agreed to act as Chief Executive of Archer Group Holdings plc and all subsidiary and associated companies (the "Archer Group"). The Agreement provides for an annual base salary of (pound)250,000 plus an annual bonus award, which shall be determined at the sole discretion of the Corporation's Board of Directors, in an amount of 0-50% of base salary if annual results are less than the Corporation's business plan for such year and 50-100% of base salary if results equal or exceed such annual plan. Mr. Wenman will also be provided with certain other benefits and perquisites pursuant to the Agreement. The Agreement shall remain in effect until terminated by either party, and subject to certain exceptions, six months prior notice is required to terminate the Agreement. If the Corporation terminates the Agreement, Mr. Wenman shall be entitled to receive all compensation and benefits payable under the Agreement during the notice period. In addition, Mr. Wenman is subject to a non-competition provision which applies during the term of his employment and, subject to certain exceptions, for up to one year thereafter. Finally, Mr. Wenman has agreed to certain confidentiality provisions which apply indefinitely as well as non-solicitation provisions which apply for one year after his termination.

Executive Officer Compensation
         The following table sets forth the cash and non-cash compensation with respect to the fiscal years ended December 31, 1997, 1996 and 1995 awarded to or earned by the Chief Executive Officer of the Corporation and the four other most highly compensated executive officers of the Corporation and its subsidiaries:


                           Summary Compensation Table
                                                                     Long Term
                                 Annual Compensation                 Compensation
                             --------------------------------   -------------------------
                                                    Other                     Securities
                                                   Annual                       Underlying   All Other
                              Salary      Bonus   Compensation  Restricted     Options      Compensation
                       Year  (1)(2)($)     (2)($) (2)(3)($)      Stock ($)       (4)(#)        (5)($)
                       ----   --------   -------- ----------    --------       ---------    ---------
Richard E. Cole        1997   $444,609   $212,500   $ 70,434      ---             40,000     $144,765
 Chairman & Chief      1996    442,443    403,750    151,355      ---             28,500       96,086
 Executive Officer     1995    367,905    314,775    147,277      ---              ---        100,641

Steven J. Bensinger    1997   $378,239   $187,500   $ 63,257      ---             35,000     $ 58,861
 President             1996    388,809    356,250    138,581      ---             26,000       58,580
                       1995    300,000    270,000    145,733      ---              ---         47,818

Stephen L. Wenman      1997   $320,481   $206,250      ---        ---             30,000        ---
 Chief Executive       1996      ---        ---        ---        ---              ---          ---
 Archer Group          1995      ---        ---        ---        ---              ---          ---
 Holdings plc

Jacques Q. Bonneau     1997   $323,457   $150,000   $ 66,800      ---             30,000     $ 50,546
 Sr. Executive Vice    1996    300,000    285,000     79,580      ---             23,000       49,263
 President and Chief   1995    244,125    207,000     20,395      ---              ---         40,132
 Underwriting Officer

Michael H. Hayes       1997   $231,812   $112,500   $ 36,395      ---              5,000     $ 38,610
 Executive Vice        1996    235,977    125,000     41,807      ---             10,000       38,360
 President             1995    200,000    125,000     13,647      ---              3,100       33,940

------------------------
(1) Includes payment for unused vacation. For 1995, the amounts included as payment for unused vacation had, in 1995, been included in the Other Annual Compensation column.
(2) Mr. Wenman's salary, bonus and other annual compensation are paid in British pounds sterling. For purposes of this table, such amounts have been converted into United States dollars at a rate of (pound)1=$1.65.
(3) Consists of personal benefits provided by the Corporation for the indicated calendar years in which the amounts exceeded the lesser of $50,000 or ten percent of the named executive's combined salary and bonus for the year. Includes (a) financial planning expenses of $26,949, $21,247, $24,479 and $27,293 for Messrs. Cole, Bensinger, Bonneau and Hayes, respectively, in 1997, (b) automobile expenses of $23,538, $26,043 and $32,622 for Messrs. Cole, Bensinger and Bonneau, respectively, in 1997 and (c) club expenses of $18,858 for Mr. Cole in 1997.

(4) The exercise price of all options issued prior to December 12, 1995 was adjusted to $21.00 per share as of such date.
(5) Includes (a) Corporation matching contributions to the Corporation's 401(k) Savings Plan on behalf of each of the named executives of $4,750 in 1997,
     (b) Corporation contributions to the Trust under Chartwell Re Corporation Employment Agreements in the amounts of $85,000, $50,625, $40,500 and $30,375 for Messrs. Cole, Bensinger, Bonneau and Hayes, respectively, in 1997 and (c) term life insurance policy premiums and related tax adjustments of $55,015, $3,486, $5,296 and $3,485 for Messrs. Cole, Bensinger, Bonneau and Hayes, respectively, in 1997.

         Summarized below in tabular format are options granted during the fiscal year ended December 31, 1997 to the above-named executive officers:

Option Grants in Last Fiscal Year
                                                              Potential Realized
                                                                     Value
                                                               at Assumed Annual
                            % of Total                           Rates of
                            Options                              Stock Price
                            Granted to                          Appreciation
                            Employees  Exercise                for Option Term
                    Options in Fiscal   Price   Expiration  --------------------
     Name           Granted    Year    ($/Sh)      Date       5%         10%
----------------    -------- ------   ---------  ---------  -------- -----------
Richard E. Cole       40,000   9.3%    $33.3125   8/05/07   $838,035  $2,123,714
Steven J. Bensinger   35,000   8.1%    $33.3125   8/05/07   $733,280  $1,858,249
Jacques Q. Bonneau    30,000   7.0%    $33.3125   8/05/07   $628,526  $1,592,785
Stephen L. Wenman     25,000   5.8%    $27.5000   3/21/07   $417,094  $1,071,382
                       5,000   1.2%    $33.3125   8/05/07   $104,754  $  265,464
Michael H. Hayes       5,000   1.2%    $33.3125   8/05/07   $104,754  $  265,464


        Set forth below are the number of outstanding options at December 31, 1997 granted to each of the executive officers named in the Summary Compensation
Table:

                       Number of Unexercised          Value of Unexercised
                              Options                     In-the-Money
                        at Fiscal Year-End                 Options (1)
                    -----------------------------   ---------------------------
                     Exercisable  Unexercisable     Exercisable   Unexercisable
                    ------------ ----------------   ------------  --------------

Richard E. Cole         158,700     62,800          $1,999,200       $211,300

Steven J. Bensinger     105,900     69,800          $1,328,125       $370,613

Jacques Q. Bonneau      109,800     48,400          $1,380,400       $169,525

Stephen L. Wenman             0     30,000          $        0       $158,438

Michael H. Hayes         71,380     13,620          $  901,595       $ 78,093

(1) Based on closing price of $33.75 per share for the Corporation's Common Stock on December 31, 1997.

Compensation Committee Report on Executive Compensation
         Decisions regarding aggregate compensation of the executive officers of the Corporation, including compensation in the form of cash bonuses and equity-based awards, are made by the Compensation Committee of the Board of Directors. During 1997, the Compensation Committee consisted of Frank E. Grzelecki, David J. Callard and Stuart S. Richardson. None of the members of the Compensation Committee are employees of the Corporation or any of its subsidiaries. Decisions by the Compensation Committee regarding executive compensation are submitted, as appropriate, to the other non-employee members of the Board of Directors for approval.

         The Compensation Committee has implemented compensation policies, plans and programs that are designed to attract, retain, motivate and reward executive officers whom the Corporation expects to make significant contributions to the Corporation's performance. To that end, the Corporation currently provides executive officers with competitive salaries, cash bonuses based upon objective criteria and equity-based awards principally in the form of stock options. The Compensation Committee periodically evaluates the Corporation's performance, executive compensation and executive share ownership compared with those of other comparable United States reinsurance companies in making its decisions. In 1996, the Compensation Committee engaged William M. Mercer Inc. to assist in evaluating the competitiveness of the Corporation's compensation program.

         To the extent readily determinable and as one of the factors in the consideration of compensation matters, the Compensation Committee considers the anticipated tax treatment to the Corporation and the executives of various payments and benefits. Section 162(m) of the Code limits federal income tax deductions for compensation paid to the Chief Executive Officer and the four other most highly compensated officers of a public company to $1,000,000 per year, subject to an exception for performance-based compensation arrangements which satisfy certain conditions. Total compensation of the Corporation's executive officers did not exceed this deduction limitation in 1997. In the future, the Compensation Committee will consider various alternatives for preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

         Base Salary. Each year the Chief Executive Officer recommends to the Compensation Committee a base salary for certain executive officers including, but not limited to, the executive officers named in this Proxy Statement, other than the Chief Executive Officer, the President, the Chief Executive of Archer Group, the Chief Underwriting Officer and the Executive Vice President, Global Accounts, whose salaries are set by the Compensation Committee and reflected in their employment contracts. These salary recommendations are based on each executive officer's individual performance over the past year, annual corporate performance, industry salary trends and competitive salary levels. Base salary decisions also take into account the Compensation Committee's views as to the emphasis to be placed on variable, performance-based compensation. The Compensation Committee reviews the recommendations of management and fixes the base salaries of each executive officer, subject to approval by the full Board of Directors.

         Annual Bonus Plan. The Board of Directors of the Corporation adopted a bonus plan for all officers of the Corporation in February 1994. The bonus plan permits the Compensation Committee to award cash bonuses ranging from 0% to 100% of base salary for any given year based on (i) officer level, (ii) the Corporation's business plan results for the past year, including achievement of budget goals, including, but not limited to, overhead expenses, growth in premiums and return on investment, and achievement of strategic goals, and (iii) the overall business climate in the reinsurance industry. The bonus plan calls for bonuses in the lower end of the ranges to be awarded in years when lower returns on investment are experienced and in the higher end of the ranges during years when returns on investment should be greater.

         Each year the Chief Executive Officer recommends to the Compensation Committee a bonus for all eligible officers. In January 1998, the Compensation Committee determined to recommend to the full Board of Directors that Messrs. Cole, Bensinger, Bonneau, Hayes and Wenman receive bonuses of 50% of base salary and all other eligible officers receive bonuses ranging from 1.5% to 40.6% of base salary. In determining the bonus levels for 1997, the Compensation Committee considered the achievement of budget goals and also recognized the contributions of each officer to the corporation's performance in 1997 as well as the Corporation's stock performance during the year. The non-employee members of the Board of Directors approved the bonuses as recommended by the Compensation Committee in February 1998.

         Stock Options. The Compensation Committee administers the 1997 Omnibus Stock Incentive Plan (the "Plan") which provides for the issuance of options to purchase up to 607,000 shares of Common Stock. The primary purpose of the Plan is to provide additional incentive to executive officers to further the growth, development and financial success of the Corporation and to align officers' interests with those of the Corporation's stockholders. The Compensation Committee has a policy of considering annual grants under the Plan to executive officers. In 1997, the Compensation Committee granted options to purchase 421,000 shares of the Common Stock to officers of the Corporation and its subsidiaries. In making grants, the Compensation Committee also considered the number of options remaining available for grant under the Plan and the aggregate amount of options previously granted.

         Chief Executive Compensation. Pursuant to the terms of his employment agreement, the Corporation's Chief Executive Officer, Richard E. Cole, received $425,000 in base salary in 1997, which represents no increase over his base salary for 1996. In February 1998, the Compensation Committee granted an award to Mr. Cole under the Corporation's bonus plan of $212,500, or 50% of his 1997 base salary. In addition, Mr. Cole was awarded 40,000 options under the Plan in 1997 with an exercise price of $33.3125, which was the fair market value of the Corporation's Common Stock on the date of grant.

Frank E. Grzelecki
David J. Callard
Stuart S. Richardson

                                PERFORMANCE GRAPH


       The following graph compares the cumulative total stockholder return on the Corporation's Common Stock with the cumulative total return of the Standard & Poor's 500, the Standard & Poor's Property/ Casualty Index and a peer group comprised of Everest Reinsurance Holdings, Inc., NAC Re Corp., Transatlantic Holdings, Inc. and Trenwick Group, Inc., in each case since December 13, 1995, the date on which the Corporation's Common Stock commenced trading

The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T.
                                                Period Ending
                           -----------------------------------------------------
Index                      12/13/95 12/31/95 06/30/96 12/31/96 06/30/97 12/31/97
-------------------------  -------- -------- -------- -------- -------- --------
Chartwell Re Corporation     100.00  104.76   105.55  128.04    144.01    162.41
S&P 500                      100.00   99.16   109.16  121.83    146.93    162.48
SNL Custom Peer Index        100.00  104.17   103.51  113.79    149.47    157.34
S&P Property-Casualty Index  100.00   99.97   104.35  122.03    148.30    173.99


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Stockholders Agreement
         In connection with the Merger, the Corporation entered into the Stockholders Agreement with certain of its stockholders, including VRS, IVCF II, Michigan Mutual Insurance Company ("MMIC"), FIMA Finance Management Inc. ("FIMA") and the Partnership (collectively, the "Chartwell Stockholders"), and Messrs. L. Richardson, Jr., S. Richardson, S. Boney, L.R. Preyer, P.L. Richardson and R.R. Richardson, each of whom was a director of Piedmont, and certain other stockholders who are relatives of the foregoing, or which are trusts with respect to which the foregoing or such relatives are trustees or hold beneficial interests, as well as a charitable organization established by relatives of the foregoing (collectively, the "Richardson Stockholders"). The Stockholders Agreement addresses certain matters relating to the control of the Corporation after the December 1995 merger with Piedmont (the "Merger").

         The Stockholders Agreement contains certain "standstill" provisions intended to restrict the ability of any party to increase significantly its present share of control over the Corporation. Pursuant to the standstill provisions, the Chartwell Stockholders and the Richardson Stockholders are each prohibited from engaging in certain actions, including the following: (i) during the six month period commencing upon the effective time of the Merger, purchasing additional shares of the Common Stock or other voting securities of the Corporation, except that such stockholders may purchase additional shares of the Common Stock up to certain individual and aggregate thresholds prescribed by the Stockholders Agreement; and (ii) for three years following the effective time of the Merger, depositing any shares of the Common Stock or other voting securities of the Corporation into a voting trust or subjecting any such securities to any arrangement or agreement (other than the Stockholders Agreement) with respect to the voting of such securities, subject to specified exceptions.

         The Stockholders Agreement contains provisions giving the Richardson Stockholders certain rights with respect to representation on the Corporation's Board of Directors. Upon consummation of the Merger, the Richardson Stockholders were entitled to designate four persons to be nominated for election to the Corporation's Board of Directors.

         Pursuant to the provisions of the Stockholders Agreement, the number of persons that the Richardson Stockholders may designate will be permanently reduced if the Richardson Stockholders hold less than 16% of the outstanding Common Stock, such that (i) if the Richardson Stockholders hold less than 16% but equal to or greater than 12% of the Common Stock, they will be entitled to three designees; (ii) if the Richardson Stockholders hold less than 12% but equal to or greater than 8% of the Common Stock, they will be entitled to two designees; (iii) if the Richardson Stockholders hold less than 8% but equal to or greater than 5% of the Common Stock, they will be entitled to one designee; or (iv) if the Richardson Stockholders hold less than 5% of the Common Stock, they will have no further designation rights. Initially, Stuart Smith Richardson will exercise the designation rights of the Richardson Stockholders.

          Currently, the Richardson Stockholders hold less than 16% but more than 12% of the Corporation's outstanding Common Stock. As a result, the Richardson Stockholders are currently entitled to designate three persons to be nominated for election to the Board of Directors. Directors L. Richardson, Jr.,
S. Richardson and DeMichele are the current designees of the Richardson Stockholders. Messrs. S. Richardson and DeMichele are standing for reelection at this year's Annual Meeting.

         The designees of the Richardson Stockholders will be recommended by the nominating committee of the Corporation's Board of Directors to the full Board of Directors for inclusion in the Corporation's slate of nominees for election. Each party to the Stockholders Agreement agrees to vote its shares in favor of the slate proposed by the Corporation, subject to the right of the Chartwell Stockholders to be released from this voting obligation upon their ownership interests in the Corporation declining below certain specified thresholds. As a result of the Corporation's public offering of its Common Stock on March 8, 1996 (the "Offering"), the ownership interest of each of VRS, IVCF II, MMIC and FIMA has fallen below such specified level, and therefore, each entity has been released from its voting obligation. In the event that any designee of the Richardson Stockholders ceases to serve as a director, the Richardson Stockholders will have the right to designate another person for election to the Corporation's Board of Directors.

         If at any time (i) a designee of the Richardson Stockholders is sitting on the Corporation's Board of Directors and (ii) the board of directors of any principal U.S. subsidiary of the Corporation has any member who is not an officer or employee of the Corporation or any of its subsidiaries, the Corporation will cause one designee of the Richardson Stockholders that is sitting on the Corporation's Board of Directors to be elected to the board of directors of such subsidiary.

         With certain limited exceptions, any party or parties to the Stockholders Agreement proposing to sell a number of shares of the Common Stock representing 30% or more of the then outstanding Common Stock in one or a series of related transactions must provide written notice to the other parties of the proposed action at least fifteen days before the proposed date of sale. Within ten days of the receipt of such notice any other party may inform the party proposing to sell the shares that such other party desires to sell shares to the prospective buyer on the same terms and conditions set forth in the notice and, upon giving notice, such other party will be entitled to participate on a pro-rata basis in the sale of the shares.

         Amendments to and modifications of the Stockholders Agreement may only be made by written consent of the Corporation and other parties to the Stockholders Agreement holding not less than 66 2/3% of the Common Stock then subject to the Stockholders Agreement, except that any amendment, modification or other change to the Stockholders Agreement that affects the nomination or agreement to vote for the directors designated by the Richardson Stockholders requires the consent of 66 2/3% of the outstanding shares of the Common Stock held by the Richardson Stockholders.

         The Stockholders Agreement became effective as of the effective time of the Merger and will continue in effect (subject to the earlier termination of certain provisions as described above) until (i) the written consent of all parties to the agreement is obtained, (ii) the Corporation is dissolved or liquidated, (iii) the date which is the later of (A) the date on which settlement of the Corporation's CI Notes due 2006 occurs and (B) the first date on which the total number of shares of the Common Stock held by the Richardson Stockholders represents less than ten percent of the then issued and outstanding the Common Stock, or (iv) eleven years from the date of the Stockholders Agreement.

Registration Rights Agreement
         In connection with the Merger, the Corporation entered into the Registration Rights Agreement with the Chartwell Stockholders, the Richardson Stockholders and a majority of the Corporation's other stockholders prior to the Merger. Pursuant to the Registration Rights Agreement, at any time after the Merger, upon the request of stockholders holding at least 400,000 shares of the Common Stock or any security convertible into 400,000 shares of the Common Stock, the Corporation must, subject to certain limited exceptions, use its best efforts to register such shares under the Securities Act of 1933, as amended. The Corporation is not obligated to effect more than one registration in any nine-month period or more than four during the term of the Registration Rights Agreement. The Richardson Stockholders have the right to initiate two of the four registrations effected pursuant to the Registration Rights Agreement. The Corporation will pay all registration expenses in connection with the four registrations except underwriting discounts and commissions and transfer taxes. If the registration is in the form of an underwritten offering, the stockholders holding a majority of the shares of the Common Stock being registered pursuant to the registration may select the underwriters, subject to the Corporation's approval.

         Parties to the Registration Rights Agreement have "piggyback" rights to register shares of the Common Stock in connection with registration of equity securities by the Corporation. These rights are subject to limitation if the registration involves an underwritten offering and the managing underwriter determines that, in its good faith view, the inclusion of all or any portion of such additional securities in the registration would have a material adverse effect on the offering.

Indemnification; Insurance
         The Corporation has generally agreed to indemnify the former officers and directors of Piedmont in respect of acts or omissions occurring prior to the effective time of the Merger (including, but not limited to, the transactions contemplated by the Merger Agreement pursuant to which the Merger was effected) to the extent provided under Piedmont's certificate of incorporation and by-laws as in effect on the date of the Merger Agreement, in each case subject to any limitation imposed by applicable law. In addition, the Corporation has agreed to maintain Piedmont's existing directors' and officers' liability insurance for six years from the Merger, subject to certain limitations.

Certain Other Relationships
         Relationship with Old American Insurance Company. Chartwell Reinsurance Company ("Chartwell Reinsurance"), an indirect, wholly-owned subsidiary of the Corporation, provides reinsurance on certain reinsurance programs to Old American Insurance Company, a Texas County Mutual Company ("Old American"). Chartwell Reinsurance participates with other broker market reinsurers on those programs which meet its underwriting requirements. Old American accounted for 0.2% 0.7%, and 0.9%, of the Corporation's gross premiums written for the years ended December 31, 1997, 1996 and 1995, respectively. High Ridge Capital Partners Limited Partnership ("High Ridge") is the majority owner of Old American, and the Corporation owns approximately 26% of High Ridge.

                                    AUDITORS

       Representatives of Deloitte & Touche LLP, independent public auditors for the Corporation for fiscal 1997 and the current fiscal year, will be present at the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

                  STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

         In order for a proposal by a stockholder of the Corporation to be eligible to be included in the Corporation's Proxy Statement and form of proxy card for the 1999 Annual Meeting of Stockholders, the proposal must be received in proper form by the Secretary of the Corporation at the Corporation's principal executive offices no later than December 11, 1998.

                            MISCELLANEOUS INFORMATION

         The Corporation will bear the cost of preparing, assembling and mailing the enclosed Proxy, this Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. Proxies will be solicited on behalf of the Corporation by Corporate Investor Communications, Inc. ("CIC") for a fee of approximately $4,000 plus reasonable out of pocket expenses. CIC and the Corporation's officers, directors and other employees will solicit proxies by mail and may solicit proxies by personal interview, telephone and telegraph. The Corporation will also request brokers and other nominees to forward soliciting material to the beneficial owners of shares which are held of record by them and may reimburse such persons for expenses incurred in connection with the forwarding of such material.

         Copies of the 1997 Annual Report on Form 10-K are being mailed to the stockholders simultaneously with this Proxy Statement. The financial statements and financial information appearing in such Form 10-K are incorporated herein by reference.

         PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                         By order of the Board of Directors,


                                          /s/ John V. Del Col
                                          -------------------------
                                          John V. Del Col
                                          Secretary


Dated:  April 10, 1998

================================================================================
                                   10-K REPORT
================================================================================
The Corporation's Annual Report on Form 10-K and the 1997 Annual Report to Stockholders were mailed simultaneously herewith. Upon written request, the Corporation will provide, without charge, additional copies of its Form 10-K without Exhibits, as filed with the Securities and Exchange Commission, for the fiscal year ended December 31, 1997. Copies of the Exhibits will be furnished at the Corporation's cost for the reproduction, postage and handling thereof. The Corporation will also provide, without charge, copies of the 1997 Omnibus Stock Incentive Plan, which is incorporated herein by reference. Stockholders may request such materials by writing to the Investor Relations Department, Chartwell Re Corporation, Four Stamford Plaza, P.O. Box 120043, Stamford, CT 06912-0043, or by calling 203-705-2500.
================================================================================

                                                                      EXHIBIT A


Section 3(a) of the 1997 Omnibus Stock Incentive Plan is proposed to be amended as follows (new language is indicated by underlining and deleted language is indicated by strikeout):

3.       Stock subject to the Plan

         (a)      Shares Available for Awards

                           The maximum number of shares of Common Stock reserved
                  for issuance under the Plan shall be 907,000 607,000 shares (subject to adjustment as provided herein), which shall include 107,000 shares authorized but unissued under the Predecessor Plan. The total number of shares reserved for issuance hereunder may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury or acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on tranferability as may apply to such shares pursuant to the Plan.

                           The grant of a Tandem SAR shall not reduce the number
                  of shares of Common Stock with respect to which Incentive Awards may be granted pursuant to the Plan. Upon the exercise of any Tandem SAR, the related Option shall be canceled to the extent of the number of shares of Common Stock as to which the Tandem SAR is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Incentive Awards under the Plan.

                                                                    APPENDIX A

                                      PROXY

                            CHARTWELL RE CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Revoking any such prior appointments, the undersigned hereby appoints Richard E. Cole and Steven J. Bensinger, and each of them, with full power of substitution, as proxies to represent and to vote the shares of common stock of Chartwell Re Corporation (the "Corporation") held of record on March 27, 1998 by the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 9:00 a.m. Eastern Standard Time, Thursday, May 21, 1998 at the offices of the Corporation, Four Stamford Plaza, 107 Elm Street, 15th Floor, Stamford, Connecticut 06902, and at any adjournment thereof. The proxies are to vote the shares of the undersigned as instructed below and on the reverse side and in accordance with their judgement on all other matters which may properly come before the Annual Meeting, all in accordance with the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged by the undersigned.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

X    Please mark
--   vote as in this
     example

IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2.

The Board of Directors Recommends a Vote FOR Proposals 1 and 2
1.   Election of Directors
   __ For all nominees                               Withhold Authority to
      (except as indicated to the contrary below)     vote for all nominees

Nominees: Jacques Q. Bonneau, Robert M. DeMichele, Greg S. Feldman,
          Stephen L. Green and Stuart Smith Richardson

Instruction:  To withhold authority to vote for any individual nominee please print that nominee's name below.

-----------------------------------------

2. Proposal to amend the 1997 Omnibus Stock Incentive Plan to increase the aggregate number of shares of Common Stock reserved for issuance pursuant to the Plan.
       ____ For      ____  Against     _____   Abstain



     Please sign, date and mail this Proxy Card in the enclosed envelope. No postage is required if mailed in the United States.

                                            Dated:  _______________ , 1998


                             Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When sigining as attorney, executor, administrator, trustee or guardian, please give full title as such. If corporation or partnership, please sign in full corporate or partnership name by authorized officer or signatory.

                                                                      APPENDIX B

                            Chartwell Re Corporation

                        1997 OMNIBUS STOCK INCENTIVE PLAN


1.       Establishment and Purpose.

         There is hereby adopted the Chartwell Re Corporation 1997 Omnibus Stock Incentive Plan (the "Plan"). The Plan shall be the successor to the Amended and Restated Chartwell Re 1993 Stock Option Plan (the "Predecessor Plan"). Upon adoption of the Plan by the Board of Direc tors and approval of the Plan by stockholders of Chartwell Re Corporation (the "Company"), no further awards shall be made under the Predecessor Plan. If the Plan is not approved by the stockholders of The Company, the Predeces sor Plan shall remain in full force and effect. The Plan is intended to promote the interests of the Company and the stockholders of The Company by providing officers and other employees of the Company (including directors who are also employees of the Company) with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company, thereby aligning their interest more closely to the interest of stockholders.

2.       Definitions.

         As used in the Plan, the following definitions apply to the terms indicated below:

         (a) "Award Agreement" shall mean the written agree ment between the Company and a Participant evi dencing an Incentive Award.

         (b) "Board of Directors" shall mean the Board of Directors of the Company.

         (c)      "Cause," when used in connection with the
                  termination of a Participant's employment by the
                  Company, shall mean (i) the willful and
                  continued failure by the Participant
                  substantially to perform his duties and
                  obligations to the Company (other than any such
                  failure resulting from his incapacity due to
                  physical or mental illness) or (ii) the willful
                  engaging by the Participant in misconduct which
                  is materially injurious to the Company.  For
                  purposes of this Section 2(c), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his action or omission was in
                  the  best  interest  of  the  Company.   The  Committee  shall
                  determine whether a termination of employment is for Cause.

         (d) "Change in Control" shall mean any of the fol lowing occurrences:

                  (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stock holders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of The Company representing 50% or more of the com bined voting power of The Company's then out standing securities;

                  (ii) during any period of not more than two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i),
                  (iii) or (iv) of this Section) whose election by the Board of Directors or nomination for election was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the begin ning of the period or whose election or nomina tion for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                  (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immedi ately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviv ing entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of The Company (or similar transaction) in which no "person" (as herein above defined) acquires more than 50% of the combined voting power of the Company's then out standing securities; or

                  (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

         (e)      "Code" shall mean the Internal Revenue Code of
                  1986, as amended from time to time.

         (f) "Committee" shall mean the Compensation Commit tee of the Board of Directors. The Committee shall consist of two or more persons each of whom is an "outside director" within the meaning of Section 162(m) of the Code and a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act (or who satisfies any other criteria for administering employee benefit plans as may be specified by the Securities and Exchange Commission in order for transactions under such plan to be exempt from the provisions of Section 16(b) of the Exchange
                  Act).

         (g) "Company" shall mean, Chartwell Re Corporation, a Delaware corporation.

         (h) "Commmon Stock" shall mean the common stock of the Company, par value $0.01 per share.

         (i) "Disability" shall mean: (1) any physical or mental condition that would qualify a Partici pant for a disability benefit under the long-term disability plan maintained by the Company or a Subsidiary of the Company and applicable to such Participant; or (2) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of Section 22(e)(3) of the Code.

         (j) "Effective Date" shall mean the date upon which this Plan is adopted by the Board of Directors.

         (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         (l) "Executive Officer" shall have the meaning set forth in Rule 3b-7 promulgated under the Ex change Act.

         (m) "Exercise Date" shall mean the date on which a Participant may exercise an Incentive Award.

         (n) "Fair Market Value" of a share of Common Stock, as of a date of determination, shall mean (i) the closing sales price per share of Common Stock on the national securities exchange on which such stock is principally traded for the last preceding date on which there was a sale of such stock on such exchange, or (ii) if the shares of Common Stock are not listed or admit ted to trading on any such exchange, the closing price as reported by the Nasdaq Stock Market for the last preceding date on which there was a sale of such stock on such exchange, or (iii) if the shares of Common Stock are not then listed on the Nasdaq Stock Market, the average of the highest reported bid and lowest reported asked prices for the shares of Common Stock as reported by the National Association of Securities Dealers, Inc. Automated Quotations System for the last preceding date on which there was a sale of such stock in such market, or (iv) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as determined by the Committee in good faith.

         (o)      "Incentive   Award"   shall  mean  an  Option,   Tandem   SAR,
                  Stand-Alone SAR, Restricted Stock grant, Phantom Stock grant or Stock Bonus granted pur suant to the terms of the Plan.

         (p) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code.

         (q) "Issue Date" shall mean the date established by the Company on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of
                  Section 10(e)of the Plan.

         (r)      "Non-Qualified Stock Option" shall mean an
                  Option that is not an Incentive Stock Option.

         (s) "Option" shall mean an option to purchase shares of Common Stock granted pursuant to Section 7 of the Plan.

         (t) "Participant" shall mean an employee of the Company or a subsidiary of the Company to whom an Incentive Award is granted pursuant to the Plan, and, upon his death, his successors, heirs, executors and administrators, as the case may be.

         (u)      "Phantom  Stock"  shall mean the right,  granted  pursuant  to
                  Section 11 of the Plan, to receive in cash the Fair Market Value of a share of Common Stock.

         (v) "Plan" shall mean this 1997 Omnibus Stock Incentive Plan, as amended from time to time.

         (x) "Reference Value" shall mean, with respect to Stand-Alone SARs, the greater of the Fair Market Value or the value given by the Compensation Committee.

         (y)      "Restricted Stock" shall mean a share of Common
                  Stock which is granted pursuant to the terms of

                  Section 10 hereof and which is subject to the restrictions set forth in Section 10 of the Plan.

         (z) "Rule 16b-3" shall mean the Rule 16b-3 promul gated under the Exchange Act.

         (aa) "Section 162(m)" shall mean Section 162(m) of the Code and the regulations promulgated there under.

         (ab) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

         (ac) "Stand-Alone SAR" shall mean a stock apprecia tion right granted pursuant to Section 9 of the Plan which is not related to any Option.

         (ad) "Stock Bonus" shall mean a bonus payable in shares of Common Stock granted pursuant to Section 12 of the Plan.

         (ae) "Subsidiary" shall mean a "subsidiary corpora tion" within the meaning of Section 424(f) of the Code.

         (af) "Tandem SAR" shall mean a stock appreciation right granted pursuant to Section 8 of the Plan which is related to an Option.

         (ag)     "Vesting  Date"  shall  mean  the  date   established  by  the
                  Committee on which a share of Restricted Stock or Phantom Stock may vest.

3.       Stock subject to the Plan

         (a)      Shares Available for Awards

                  The maximum number of shares of Common Stock reserved for issuance under the Plan shall be 607,000 shares (subject to adjustment as pro vided herein), which shall include 107,000 shares authorized but unissued under the Predecessor Plan. The total number of shares reserved for issuance hereunder may be autho rized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury or acquired by the Company for the pur poses of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transfer ability as may apply to such shares pursuant to the Plan.

                  The grant of a Tandem SAR shall not reduce the number of shares of Common Stock with respect to which Incentive Awards may be granted pursuant to the Plan. Upon the exercise of any Tandem SAR, the related Option shall be canceled to the extent of the number of shares of Common Stock as to which the Tandem SAR is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Incentive Awards under the Plan.

         (b)      Individual Limitation

                  The total number of shares of Common Stock subject to Incentive Awards (including Incentive Awards payable in cash but denominated as shares of Common Stock, i.e., Stand-Alone SARs and Phantom Stock), awarded to any employee during any tax year of the Company, shall not exceed 300,000 shares. Determinations under the pre ceding sentence shall be made in a manner that is consistent with Section 162(m) of the Code.

         (c)      Adjustment for Change in Capitalization.

                  In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, re verse stock split, reorganization, merger, consolidation, spin-off, combination, repur chase, or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appro priate in order to prevent dilution or enlarge ment of the rights of Participants under the Plan, then the Committee shall make such equi table changes or adjustments as it deems neces sary or appropriate to any or all of (i) the number and kind of shares of stock which may thereafter be issued in connection with Incentive Awards, (ii) the number and kind of shares of stock issued or issuable in respect of outstanding Incentive Awards, and (iii) the exercise price, grant price, or purchase price relating to any Incentive Award; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

         (d)      Re-use of Shares.

                  The following shares of Common Stock shall again become available for Incentive Awards: any shares subject to an Incentive Award that remain unissued upon the cancellation, surrender, exchange or termination of such award for any reason whatsoever; any shares of Restricted Stock forfeited; and any shares in respect of which a stock appreciation right is settled for cash.

4.       Administration of the Plan.

         The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administra tion of the Plan, including, without limitation, the authority to grant Incentive Awards; to determine the per sons to whom and the time or times at which Incentive Awards shall be granted; to determine the type and number of Incentive Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, condi tions, restrictions and performance criteria relating to any Incentive Award; to determine whether, to what extent, and under what circumstances an Incentive Award may be set tled, canceled, forfeited, exchanged, or surrendered (provided that in no event shall the foregoing be construed to permit the repricing of an Option (whether by amendment, cancellation and regrant or otherwise) to a lower exercise price); to make adjustments in the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company (to the extent in accordance with Section 162(m)of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Incentive Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agree ments; and to make all other determinations deemed neces sary or advisable for the administration of the Plan.

         The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Tandem SAR or Stand-Alone SAR or Incentive Award relating to Phantom Stock granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option or Stand-Alone SAR, and (ii) accelerate the Exercise Date or Issue Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or Phantom Stock or otherwise adjust any of the terms applicable to such share.

         No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, if, in either case, such action, omission or determination was taken or made by such member, director or employee in good faith and in a manner such member, director or employee reasonably believed to be in or not opposed to the best interests of the Company.

5.       Eligibility.

         The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such employees of the Company or its Subsidiaries(including officers of the Company or its Subsidiaries, whether or not they are directors of the Company or its Subsidiaries) as the Committee shall select from time to time. Directors who are not employees or officers of the Company shall not be eligible to receive Incentive Awards under the Plan.



6.       Awards Under the Plan; Award Agreement.

         The Committee may grant Options, Tandem SARs, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses, in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan.

         Each Incentive Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Award Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an Incentive Award, a Participant thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

7.       Options.

         (a)      Identification of Options.

                  Each Option shall be clearly identified in the applicable Award Agreement as either an Incen tive Stock Option or a Non-Qualified Stock Op tion.

         (b)      Exercise Price.

                  Each Award Agreement with respect to an Option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the Option. The option exer cise price per share shall be determined by the Committee but shall in no event be less than the Fair Market Value of a share of Common Stock on the date the Option is granted.

         (c)      Term and Exercise of Options.

                  (1)      Unless the applicable Award Agreement pro
                           vides otherwise, an Option shall become
                           cumulatively exercisable as to 25 percent
                           of the shares covered thereby on each of the first, second, third and fourth anni versaries of the date of grant. The Com mittee shall determine the expiration date of each Option; provided, however, that no Incentive Stock Option shall be exercisable more than 10 years after the date of grant. Unless the applicable Award Agreement pro vides otherwise, no Option shall be exer cisable prior to the first anniversary of the date of grant.

                  (2) An Option may be exercised for all or any portion of the shares as to which it is exercisable, provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

                  (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option. Such notice may be withdrawn at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (i) in cash, by cer tified check, bank cashier's check or wire transfer; (ii) by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the full amount of the Purchase Price, (iii) by delivering shares of Common Stock owned by the Participant with appropriate stock powers, (iv) by electing to have the Company retain shares of Common Stock which would otherwise be issued on the exercise of the Option, or (v) any combination of the foregoing forms. In determining the number of shares of Common Stock necessary to be delivered to or retained by the Company, such shares shall be valued at their Fair Market Value as of the exercise date.

                  (4) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Partic ipant or other person entitled to receive such shares, and delivered to the Partici pant or such other person as soon as prac ticable following the effective date on which the Option is exercised.

         (d)      Limitations on Incentive Stock Options.

                  (1) To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any Subsidiary of the Company) shall exceed $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

                  (2) No Incentive Stock Option may be granted to an individual if, at the time of the grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (i) the exercise price per share of such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exer cisable after the expiration of five years from the date such Incentive Stock Option is granted.

         (e)      Effect of Termination of Employment.

                  (1) Unless the applicable Award Agreement pro vides otherwise, in the event that the employment of a Participant with the Com pany or a Subsidiary of the Company shall terminate for any reason other than death, Disability or Cause, (i) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is ninety
                           (90)days after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termi nation, shall expire at the close of busi ness on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

                  (2) Unless the applicable Award Agreement pro vides otherwise, in the event that the employment of a Participant with the Company or a Subsidiary of the Company shall terminate on account of the Disability or death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the first anniversary of such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

                  (3) If a Participant's employment with the Company or a Subsidiary of the Company is terminated for Cause, all outstanding op tions granted to such Participant shall expire at the commencement of business on the date of such termination.


         (f)      Acceleration of Exercise Date Upon Change in
                  Control.

                  Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, pursuant to the terms of the Plan notwithstanding the provisions of Section 7(e)(1) and (2) of the Plan.

8.       Tandem SARs.

         The Committee may grant in connection with any Option granted hereunder one or more Tandem SARs relating to a number of shares of Common Stock less than or equal to the number of shares of Common Stock subject to the related Option. A Tandem SAR may be granted at the same time as, or, in the case of a Non-Qualified Stock Option, subsequent to the time that, its related Option is granted.

         (a)      Benefit Upon Exercise.

                  The exercise of a Tandem SAR with respect to any number of shares of Common Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Common Stock on the exercise date over (ii) the option exercise price per share of the related Option. Such payment shall be made as soon as practicable after the effec tive date of such exercise.

         (b)      Term and Exercise of Tandem SAR.

                  (1) A Tandem SAR shall be exercisable only if and to the extent that its related Option is exercisable.

                  (2) The exercise of a Tandem SAR with respect to a number of shares of Common Stock shall cause the immediate and automatic cancella tion of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Section 8(b)(2)), with respect to a number of shares of Common Stock shall cause the automatic and immedi ate cancellation of any related Tandem SARs to the extent that the number of shares of Common Stock remaining subject to such Option is less than the number of shares then subject to such Tandem SAR.

                           Such Tandem SARs shall be canceled in the order in which they become exercisable.

                  (3) A Tandem SAR may be exercised for all or any portion of the shares as to which the re lated Option is exercisable; provided, that no partial exercise of a Tandem SAR shall be for less than a number of shares having an aggregate option exercise price of less than $1,000. The partial exercise of a Tandem SAR shall not cause the expiration, termi nation or cancellation of the remaining portion thereof.

                  (4) No Tandem SAR shall be assignable or trans ferable otherwise than together with its related Option, and any such transfer or assignment will be subject to the provisions of Section 20 of the Plan.

                  (5) A Tandem SAR shall be exercised by deliv ering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Common Stock with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option to which the Tandem SAR is related. Such notice may be withdrawn at any time prior to the close of business on the busi ness day immediately preceding the effective date of the proposed exercise.

9.       Stand-Alone SARs.

         (a)      Benefit Upon Exercise.

                  The exercise of a Stand-Alone SAR with respect to any number of shares of Common Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Common Stock on the exercise date over (ii) the Reference Value of the Stand-Alone SAR. Such payments shall be made as soon as practicable after the effective date of such exercise.

         (b)      Term and Exercise of Stand-Alone SARs.

                  (1) Unless the applicable Award Agreement pro vides otherwise, a Stand-Alone SAR shall become cumulatively exercisable as to 25 percent of the shares covered thereby on each of the first, second, third and fourth anniversaries of the date of grant. The Committee shall determine the expiration date of each Stand-Alone SAR. Unless the applicable Award Agreement provides other wise, no Stand-Alone SAR shall be exercis able prior to the first anniversary of the date of grant.

                  (2) A Stand-Alone SAR may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no partial exercise of a Stand-Alone SAR shall be for an aggregate Reference Value of less than $1,000. The partial exercise of a Stand-Alone SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

                  (3) A Stand-Alone SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Common Stock with respect to which the Stand-Alone SAR is being exercised, and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at anytime prior to the close of business on the business day immediately preceding the effective date of the proposed exercise.

         (c)      Effect of Termination of Employment.

                  The provisions set forth in Section 7(e) with respect to the exercise of Options following termination of employment shall apply as well to the exercise of Stand-Alone SARs.

         (d)      Acceleration of Exercise Date Upon Change in
                  Control.

                  Upon the occurrence of a Change in Control, any Stand-Alone SAR granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exer cisable until its expiration pursuant to the terms of the Plan notwithstanding the provisions of Section 7(e) of the Plan which are incorpo rated into this Section 9.

10.      Restricted Stock.

         (a)      Issue Date and Vesting Date.

                  At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. If the grantee is employed by the Company or a Subsidiary of the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock shall be issued in accordance with the provisions of
                  Section 10(e) of the Plan. Provided that all conditions to the vesting of a share of Re stricted Stock imposed pursuant to
                  Section 10(b) of the plan are satisfied, and except as provided in Section 10(g) of the Plan, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 10(c)of the Plan shall lapse.

         (b)      Conditions to Vesting.

                  At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropri ate.

         (c)      Restrictions on Transfer Prior to Vesting.

                  Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

         (d)      Dividends on Restricted Stock.

                  The Committee in its discretion may require that any dividends paid on shares of Restricted Stock shall be held in escrow until all restrictions on such shares have lapsed.

         (e)      Issuance of Certificates.

                  (1) Reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the

                           Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the fol lowing legend:

                           The transferability of this certifi cate and the shares of stock repre sented hereby are subject to the re strictions, terms and conditions (in cluding forfeiture provisions and restrictions against transfer) con tained in the 1997 Omnibus Stock In centive Plan of Chartwell Re Corpora tion and an Award Agreement entered into between the registered owner of such shares and Chartwell Re Corpora tion. A copy of such Plan and Award Agreement is on file in the office of the Secretary of Chartwell Re Corpora tion, 4 Stamford Plaza, Stamford, Connecticut 06912.

                  Such legend shall not be removed until such shares vest pursuant to the terms of the applicable Award Agreement.

                  (2) Each certificate issued pursuant to this Section 10(e), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company unless the Committee determines otherwise.

         (f)      Consequences of Vesting.

                  Upon the vesting of a share of Restricted Stock pursuant to the terms of the applicable Award Agreement, the restrictions of Section 10(c) of the Plan shall lapse. Reasonably promptly after a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 10(e) of the Plan.

         (g)      Effect of Termination of Employment.

                  (1) Subject to such other provision as the Committee may set forth in the applicable Award Agreement, and to the Committee's amendment authority pursuant to
                           Section 4 of the Plan, upon the termination of a Partici pant's employment by the Company or any Subsidiary of the Company for any reason other than Cause, any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Par ticipant and transferred to the Company, provided that if the Committee, in its sole discretion and within thirty (30) days after such termination of employment notifies the Participant in writing of its decision not to terminate the
                           Participant's rights in such shares, then the Participant shall continue to be the owner of such shares subject to such continuing restrictions as the Committee may prescribe in such notice. If shares of Restricted Stock are forfeited in accordance with the provision of this Section 10, the Company shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

                  (2) In the event of the termination of a Par ticipant's employment for Cause, all shares of Restricted Stock granted to such Partici pant which have not vested as of the date of such termination shall immediately be re turned to the Company, together with any dividends paid on such shares.

         (h)      Effect of Change in Control.

                  Upon the occurrence of a Change in Control, all outstanding shares of Restricted Stock which have not theretofore vested shall immediately vest and all restrictions on such shares shall immediately lapse.

         (i)      Special Provisions Regarding Restricted Stock
                  Awards.

                  Notwithstanding anything to the contrary con tained herein, Restricted Stock granted pursuant to this Section 10 shall be based on the attain ment by the Company (or a Subsidiary or division of the Company if applicable) of performance goals pre-established by the Committee, based on one or more of the following criteria: (i) the attainment of a specified percentage return on total stockholder equity of the Company;
                  (ii) the attainment of a specified percentage increase in earnings per share of Common Stock; (iii) the attainment of a specified percentage increase in net income of the Company; and (iv) the attain ment of a specified percentage increase in profit before taxation of the Company (or a Subsidiary or division of the Company if applicable). Attainment of any such performance criteria shall be determined in accordance with generally ac cepted accounting principles as in effect from time to time. Such shares of Restricted Stock shall be released from restrictions only after the attainment of such performance measures have been certified by the Committee.

11.      Phantom Stock.

         (a)      Vesting Date.

                  At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 11(c) of the Plan are satis fied, and except as provided in Section 11(d) of the Plan, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

         (b)      Benefit Upon Vesting.

                  Upon the vesting of a share of Phantom Stock, the Participant shall be entitled to receive in cash, within 30 days of the date on which such share vests, an amount equal to the sum of
                  (i) the Fair Market Value of a share of Common Stock on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Common Stock during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

         (c)      Conditions to Vesting.

                  At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropri ate.

         (d)      Effect of Termination of Employment.

                  (1) Subject to such other provisions as the Committee may set forth in the applicable Award Agreement, and to the Committee's amendment authority pursuant to
                           Section 4 of the Plan, shares of Phantom Stock that have not vested, together with any dividends credited on such shares, shall be forfeited upon the Participant's termination of employment for any reason other than Cause.

                  (2) In the event of the termination of a Par ticipant's employment for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited, together with any dividends credited on such shares.

         (e)      Effect of Change in Control.

                  Upon the occurrence of a Change in Control, all outstanding shares of Phantom Stock which have not theretofore vested shall immediately vest.

         (f)      Special Provisions Regarding Phantom Stock
                  Awards.

                  Notwithstanding anything to the contrary con tained herein, Phantom Stock granted pursuant to this Section 11 to Executive Officers shall be based on the attainment by the Company (or a Subsidiary or division of the Company if appli cable) of performance goals pre-established by the Committee, based on one or more of the following criteria: (i) the attainment of a specified percentage return on total stockholder equity of the Company; (ii) the attainment of a specified percentage increase in earnings per share of Common Stock from continuing operations; (iii) the attainment of a specified percentage increase in net income of the Company; and (iv) the attainment of a specified percentage increase in profit before taxation of the Company (or a Subsidiary or division of the Company if applica ble). Attainment of any such performance crite ria shall be determined in accordance with gen erally accepted accounting principles as in effect from time to time. No cash payment in respect of any Phantom Stock award will be paid to an Executive Officer until the attainment of the respective performance measures have been certified by the Committee.

12.      Stock Bonuses.

         In the event that the Committee grants a Stock Bonus, a certificate for the shares of Common Stock comprising such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

13.      Rights as a Stockholder.

         No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Incentive Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 3(c) of the Plan, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

14.      No Special Employment Rights; No Right to Incentive
         Award.

         Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or any Subsidiary of the Company or interfere in any way with the right of the Company or any Subsidiary of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Par ticipant.

         No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant any other Incentive Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

15.      Securities Matters.

         (a)      The Company shall be under no obligation to ef
                  fect the registration pursuant to the Securities
                  Act of any interests in the Plan or any shares of
                  Common Stock to be issued hereunder or to effect
                  similar compliance under any state laws.
                  Notwithstanding anything herein to the contrary,
                  The Company shall not be obligated to cause to be
                  issued or delivered any certificates evidencing
                  shares of Common Stock pursuant to the Plan
                  unless and until the Company is advised by its
                  counsel that the issuance and delivery of such
                  certificates is in compliance with all applicable
                  laws, regulations of governmental authority and
                  the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a
                  condition  of  the  issuance  and  delivery  of   certificates
                  evidencing shares of Common Stock pursuant to the terms hereof and of the applicable Award Agreement, that the recipient of
                  such   shares   make   such    covenants,    agreements    and
                  representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems neces sary or desirable.

         (b) The transfer of any shares of Common Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Common Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effective ness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

16.      Withholding Taxes.

         Whenever cash is to be paid pursuant to an Incentive Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

         Whenever shares of Common Stock are to be delivered pursuant to an Incentive Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Common Stock having a fair market value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined (the "Tax Date"). Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Incentive Award.

17.      Notification of Election Under Section 83(b) of the
         Code.

         If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and a notification required pursuant to regulation issued under the authority of Code Section 83(b).

18.      Notification Upon Disqualifying Disposition Under
         Section 421(b) of the Code.

         Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circum stances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

19.      Amendment or Termination of the Plan.

         The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Section 162(m) or 422 of the Code or to the extent such approval is required by the rules of any stock exchange on which the Common Stock is listed. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to Section 4 of the Plan, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any outstanding Incentive Award.



20.      Transfers Upon Death; Nonassignability.

         Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribu tion. No transfer of an Incentive Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and condi tions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

         During a Participant's lifetime, the Committee may permit the transfer, assignment or other encumbrance of an outstanding Option or outstanding shares of Restricted Stock unless such Option is an Incentive Stock Option and the Committee and the Participant intend that it shall retain such status. Notwithstanding the foregoing, subject to any conditions as the Committee may prescribe, a Participant may, upon providing written notice to the Secretary of the Company, elect to transfer any or all Op tions granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration.

21.      Expenses and Receipts.

         The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate pur poses.

22.      Failure to Comply.

         In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or benefi ciary or transferee) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Participant (or beneficiary or transferee) within ten days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

23.      Effective Date and Term of Plan.

         The Plan became effective on the Effective Date, but the Plan (and any grants of Incentive Awards made prior to stockholder approval of the Plan) shall be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, such Incentive Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Incentive Awards under the Plan will terminate on the tenth anniversary of the Effective Date. Incentive Awards outstanding at Plan termination will remain in effect according to their terms and the provisions of the Plan.

24.      Applicable Law.

         Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of law.


25.      Participant Rights.

         No Participant shall have any claim to be granted any Incentive Award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Incentive Award shall have no rights as a stockholder with respect to any shares covered by any award until the date of the issuance of a Common Stock certificate to him for such shares.

26.      Unfunded Status of Awards.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Incentive Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

27.      No Fractional Shares.

         No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Incentive Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

28.      Beneficiary.

         A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the Participant's beneficiary.

29.      Interpretation.

         The Plan is designed and intended to comply with Rule 16b-3 promulgated under the Exchange Act and, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.